UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SNSS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 2, 2020, Sunesis Pharmaceuticals, Inc. (the “Company”) filed a Certificate of Amendment to Amended and Restated Certificate of Incorporation of Sunesis Pharmaceuticals, Inc. (the “Amendment”) to effect a one-for-ten reverse stock split of its outstanding common stock, effective as of September 2, 2020 (the “Reverse Stock Split”). A series of alternate amendments to effect the Reverse Stock Split was approved by the Company’s stockholders at its Annual Meeting of Stockholders held on June 16, 2020, and the specific one-for-ten ratio was subsequently approved by the Company’s Board of Directors on August 17, 2020.

The Amendment provides that at the effective time of the Reverse Stock Split, every ten shares of the Company’s issued and outstanding common stock will be automatically converted into one issued and outstanding share of common stock, without any change in par value per share. The reverse stock split will affect all shares of the Company’s common stock outstanding immediately prior to the effective time of the Reverse Stock Split, as well as the number of shares of common stock available for issuance under the Company’s equity incentive plans. In addition, the Reverse Stock Split will effect a reduction in the number of shares of common stock issuable upon the conversion of shares of preferred stock or upon the exercise of stock options or warrants outstanding immediately prior to the effectiveness of the Reverse Stock Split. No fractional shares will be issued because of the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will receive a cash payment in lieu thereof.

The Company’s common stock is scheduled to begin trading on The Nasdaq Stock Market LLC on a split-adjusted basis when the market opens on September 3, 2020. The new CUSIP number for the Company’s common stock following the Stock Split is 867328 874.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: September 2, 2020	By:	/s/ Dayton Misfeldt
Dayton Misfeldt
Interim Chief Executive Officer (Principal Executive and Principal Financial Officer)